UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-51734	35-1811116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive

Suite 200

Indianapolis, Indiana 46214

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CLMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreements.

On October 3, 2023, Montana Renewables, LLC (“MRL”), an indirect subsidiary of Calumet Specialty Products Partners, L.P. (the “Partnership”), and Wells Fargo Commodities, LLC (“Wells Fargo”) entered into (i) an ISDA 2002 Master Agreement (the “Master Agreement”), (ii) a Schedule to the ISDA 2002 Master Agreement (the “Schedule”), (iii) a Credit Support Annex to the Schedule to the ISDA 2002 Master Agreement (the “Credit Support Annex”), and (iv) a Renewable Fuel and Feedstock Repurchase Master Confirmation (the “Master Confirmation”; together with the Master Agreement, the Schedule and the Credit Support Annex, collectively, the “Facility Documents”). Pursuant to the Facility Documents, Wells Fargo agreed to, among other things, (a) purchase from MRL renewable feedstocks and finished products located at MRL’s Great Falls, Montana refinery, subject to MRL’s repurchase obligations with respect thereto, and (b) provide certain financial accommodations to MRL secured by liens on certain renewable feedstocks and finished products owned by MRL. Wells Fargo agreed to provide MRL total liquidity of up to $120,000,000 pursuant to the Facility Documents, subject to the conditions specified in the Facility Documents.

On September 26, 2023, MRL and Macquarie Energy North America Trading Inc. entered into a Fourth Amendment to Supply and Offtake Agreement, dated September 26, 2023 (the “S&O Agreement”), pursuant to which the termination date of the S&O Agreement was extended from September 30, 2023 to October 3, 2023. The S&O Agreement terminated on October 3, 2023. The financing arrangements under the Wells Facility Documents replaced the arrangements under the Macquarie S&O Agreement.

The foregoing description of each of the Facility Documents is qualified in its entirety by reference to the Master Agreement, Schedule, Credit Support Annex and Master Confirmation, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 10, 2023, the Partnership issued a press release announcing the matters described under Item 1.01 of this report, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	ISDA 2002 Master Agreement, dated October 3, 2023, by and among Montana Renewables, LLC and Wells Fargo Commodities, LLC.
10.2	Schedule to the ISDA 2002 Master Agreement, dated October 3, 2023, by and among Montana Renewables, LLC and Wells Fargo Commodities, LLC.
10.3	Credit Support Annex to the Schedule to the ISDA 2002 Master Agreement, dated October 3, 2023, by and among Montana Renewables, LLC and Wells Fargo Commodities, LLC as lender.
10.4	Renewable Fuel and Feedstock Repurchase Master Confirmation, dated October 3, 2023, by and among Montana Renewables, LLC and Wells Fargo Commodities, LLC.
99.1	Press release dated October 10, 2023.
104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

October 10, 2023	By:	/s/ Vincent Donargo
Name: Vincent Donargo
Title: Executive Vice President and Chief Financial Officer